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                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Bridgeway Funds, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

(BRIDGEWAY FUNDS LOGO)

August 7, 2003


Dear Shareholder,

The Board of Directors (the "Board") of Bridgeway Funds, Inc. (the "Corporation") cordially invites you to attend a Special Meeting of the Shareholders of Bridgeway Funds, Inc. ("Meeting"), which will be held Wednesday, September 24, 2003 at 10:00 a.m., at the office of Bridgeway Funds, Inc., 5615 Kirby Drive, Suite 518, Houston, Texas 77005.

During the Shareholder Meeting we will be addressing several business issues as well as any other issues that may be properly brought before the Meeting. The business issues are discussed within the accompanying Notice of Special Meeting and Proxy Statement. These include:

      - the election of the Directors for the Board of Bridgeway Funds, Inc. (Proposal 1),

      - the ratification of the selection of the independent auditors of the Corporation (Proposal 2),

      - a change in investment restrictions to permit inter-fund cash lending to create more favorable lending rates for the borrowing Funds and an additional source of income for the lending Funds (Proposal 3),

      - a change in investment restrictions to permit the Corporation's Funds to pursue investment in individual stock options and futures (Proposal 4),

      - the ratification of the Board's decision to offer additional classes of shares of the Corporation at a future date (Proposal 5),

      - a modification to the shareholder approved 12b-1 plan to include a provision for future classes of shares (without changing the contract terms for current classes of shares of current Funds) to accommodate 12b-1 fees up to a maximum of 0.25% to shareholders of these future classes (Proposal 6),

      - the approval of the Management Agreements between the Corporation and Bridgeway Capital Management (the "Adviser") for each of the Funds (Proposals 7), and

      - the consideration of any other business as may properly come before the Meeting or before any adjournment thereof (Proposal 8).

Also, shareholders of the Ultra Small Company Fund and the Balanced Fund have issues that are specific to their Funds that will be voted on only by the shareholders of these Funds. These are:

      - a change in investment restrictions to permit the Corporation to lend the Ultra Small Company Fund's securities to third parties as permitted by the SEC (Proposal 9) and

      - an increase in the percentage of allowable short positions in the Balanced Fund for the purposes of managing risks (Proposal 10).

You may have noticed, we made changes in our naming conventions in the last few months. First, we officially changed the name of the Corporation from Bridgeway Fund, Inc. to Bridgeway Funds, Inc. to reflect our continued expansion. Also, we changed the naming convention of "portfolio" to "fund" to reflect the more common industry terminology. Technically, the Corporation remains a series

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mutual fund of portfolios which we now call funds. Finally, on June 25, 2003 the
Board approved changing the names of Ultra-Large 35 Index Portfolio to Blue Chip 35 Index Fund and Ultra-Small Company Tax Advantage Portfolio to Ultra-Small Company Market Fund.

YOUR VOTE IS IMPORTANT. If you plan to attend the Meeting in person, please notify us by calling the Corporation office at 800-661-3550, extension 8212, so that we can reserve a seat for you. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. If we do not receive a quorum of votes, the Corporation will incur additional expense to "get out the vote." Accordingly, we urge you to vote and submit your Proxy by telephone, the Internet, fax, or mail at your earliest convenience in order to ensure the presence of a quorum.

On behalf of the Board of Directors, I extend our appreciation for your continued support and investment.


                                       Yours sincerely,



                                       John Montgomery

                                       President



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                              Bridgeway Funds, Inc.

                           5615 Kirby Drive, Suite 518
                              Houston, Texas 77005

       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF BRIDGEWAY FUNDS, INC.

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders of Bridgeway Funds, Inc. (the "Corporation") will be held at the offices of Bridgeway Funds, Inc., 5615 Kirby Drive, Suite 518, Houston, Texas 77005 on Wednesday, September 24, 2003 at 10:00 a.m. for the following purposes:

      For all Bridgeway Funds shareholders:

      (1)   To elect five Directors to the Corporation's Board of Directors.

      (2)   To ratify the selection of independent auditors of the Corporation.

      (3) To approve a change in investment restrictions to permit the lending of cash between the Corporation's Funds once it is permitted by the SEC.

      (4) To approve a change in investment restrictions to permit the Corporation's Funds to pursue investments in individual stock options and futures.

      (5) To ratify the Board's decision to offer additional classes of shares of the Corporation's Funds at a future date.

      (6) To approve a modification to the existing 12b-1 plan to include a provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25% to shareholders of these future classes.

      (7) To approve the Management Agreement, as revised, between the Corporation and Bridgeway Capital Management (the "Adviser" or "Management") for each of the Funds.

      (8) To consider and act upon such other business as may properly come before the Meeting or before any adjournment thereof.


      For Ultra-Small Company Fund shareholders only:

      (9) To approve a change in the investment restrictions to permit the Corporation to lend securities of the Ultra-Small Company Fund to third parties as permitted by the SEC.


      For Balanced Fund shareholders only:

      (10) To approve an increase in the limit of short sells of securities from 20% to 35% of total assets under management of the Balanced Fund.

Shareholders of record at the close of business on the day of July 11, 2003 are entitled to vote at the Meeting or any adjournment thereof.

                               By order of the Board of Directors



August 7, 2003                 Joanna Barnhill, Secretary, Bridgeway Funds, Inc.


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YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE
INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE. ALTERNATIVELY, YOU CAN VOTE YOUR SHARES AT WWW.XXXXXXXXX.COM, BY CALLING 800-661-3550, EXTENSION 8212, OR BY FAXING YOUR PROXY TO THE SECRETARY OF BRIDGEWAY FUNDS AT 713-807-8071.

IF YOU SIGN AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS NOTICED ABOVE. BY PROMPTLY MARKING, SIGNING, AND RETURNING THE ENCLOSED PROXY, YOU WILL SAVE THE CORPORATION THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS. THIS PROXY IS SOLICITED BY THE CORPORATION'S BOARD OF DIRECTORS. YOUR PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU GIVE WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE CORPORATION. REVOCATION OCCURS IF THAT NOTICE IS RECEIVED PRIOR TO THE TIME THE VOTE IS TAKEN AT THE MEETING, BY THE CORPORATION RECEIVING A LATER DATED PROXY, OR BY YOUR ATTENDING AND VOTING AT THE MEETING.



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                            IMPORTANT INFORMATION FOR
                          BRIDGEWAY FUNDS SHAREHOLDERS

                               QUESTIONS & ANSWERS

Please read the complete text of the enclosed Proxy Statement. For your convenience, we have provided a brief overview of the matters to be voted upon. Your vote is important. If you have any questions regarding the proposals, please email us at proxy@bridgewayfund.com or call us at 800-661-3550, extension 8212. We appreciate your investing with Bridgeway Funds, and look forward to a continuing relationship.

Q.    Why am I receiving a Proxy Statement?

A. The Board of Directors has requested this special shareholder meeting to put before the shareholders several key business issues. Each of these is explained in the enclosed material. As a shareholder in a Bridgeway Fund or Funds, you are provided the opportunity to vote your opinion on each of these items. Each share you owned as of July 11, 2003 entitles you to one vote, and each fractional share entitles you to a similar fractional vote.

Q.    What are the key business issues?

A. There are several business issues that shareholders are being asked to approve. These include: to elect the Board of Directors for Bridgeway Funds, Inc. (Proposal 1), the ratify the outside auditors for the Corporation (Proposal 2), to approve the introduction of inter-fund cash lending between the Corporation's Funds fix (Proposal 3), to grant permission for the Corporation's Funds to pursue investments in individual stock options and futures (Proposal 4), the ratify of the Board's decision to offer additional classes of shares of the Corporation's Funds (Proposal
      5), to modify the current shareholder-approved 12b-1 plan to include a provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25% (Proposal 6), the approve the Management Agreements between the Corporation and the Adviser for each of the seven Funds (Proposal 7) and to consider any other business as may properly come before the Meeting (Proposal 8).

      In addition, the shareholders of the Ultra-Small Company Fund are being asked to approve the lending of its the securities to third parties as permitted by the SEC (Proposal 9), and the shareholders of the Balanced Fund are being asked to approve an increase in the Balanced Fund's ability to short its securities (Proposal 10).

      Each of these proposals is very important to the ongoing operations of the Corporation and each is discussed more fully in the Proxy Statement.

Q. In Proposal 1, why am I voting on reelecting the present four Directors and adding a new Director to the Board of Directors?

A. As the assets of the Corporation have increased and new governance rules have called for committee assignments, our Board of Directors has increased the number of seats on the Board to accommodate the Board's expanded role. Kirbyjon Caldwell was appointed to the Board in 2001. The Board is seeking to ratify this appointment through election by the shareholders and to confirm the re-election of the three other Board members. In December 2002, the Adviser added an executive position to improve management of administrative operations, corporate strategy, and business development. Mr. Michael Mulcahy joined the Adviser to fill that role and has since been nominated by the Independent Directors as a Director of the Corporation. As a Director and staff member of the Adviser, Mr. Mulcahy would be a non-independent or an Interested Director of the Board.

      Three of the four current Directors (75%) were elected by shareholder vote. The law requires at least two-thirds of the Board to be elected by shareholders. Therefore, to increase the size of our Board to five seats, shareholders must approve at least one other Board member. Re-electing the current Board members is a matter of procedure only and is not required.


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Q.    In Proposal 2, why am I being asked to ratify the selection of
      PricewaterhouseCoopers LLP as the auditors of the Corporation?

A. PricewaterhouseCoopers LLP has provided audit services to the Corporation for nine years at the request of the Independent Directors. The Directors are satisfied with the work of this firm and wish to continue this business relationship by contracting with the firm to perform the 2004 audit. Since the Corporation is having a special meeting of shareholders, the Board believes it is appropriate to ask shareholders to ratify its selection of auditors.

Q. In Proposal 3, what are cash lending agreements and why is this important? Does this introduce risks that should concern me?

A. Currently, each Fund's cash position is managed independently of the other Funds. At times, one Fund may have excess cash while another Fund may be short on cash (for example, in the case of a large redemption). Presently, this necessitates borrowing cash from a bank by the second Fund to cover the temporary cash shortage. By permitting cash lending agreements among the Funds, shareholders allow a borrowing Fund to benefit by borrowing cash from another Fund at lower costs than are available through external sources, while giving the lending Fund a higher lending rate of return than it can earn through short-term investments. Other fund companies have similar lending arrangements, subject to exemptive orders from the SEC. The proposed lending agreements among Funds of the Corporation will not take effect until the SEC issues an exemptive order to permit inter-fund lending. The credit risk - that the borrowing Fund would fail to repay the loan - is very small because the loans are fully collateralized and the collateral is readily marketable.

Q. In Proposal 4, why does the Corporation want to permit the Funds to pursue investment in individual stock options and futures?

A. The Corporation is seeking to utilize new security instruments that may provide each of its Funds greater flexibility and more efficiency in managing the assets of the Funds.

      While options on individual securities have existed for some time, futures on individual securities are an emerging investment opportunity. The Funds currently use stock market index futures in various ways consistent with the investment restrictions, objectives and strategies set forth in the Prospectus. However, the Corporation has adopted certain restrictions, as described in the Statement of Additional Information as fundamental policies. Under these restrictions, the Ultra-Small Company, the Ultra-Small Company Market, the Micro-Cap Limited, and Blue Chip 35 Index Funds may not invest in any options or any futures on individual stocks. The Adviser does not foresee using this greater flexibility to "leverage" the returns or risks of the Funds.

      This modification in the investment restriction would provide the Funds greater flexibility and more efficiency in managing security positions in the Funds.

Q. In Proposal 5, why am I being asked to ratify the Board's decision to offer new classes of shares and what is the impact on my current shares?

A. The Corporation's Articles of Incorporation permit the Corporation to offer multiple classes of shares. However, to date, the Corporation has only offered one class of shares, i.e. the shares you own. An additional share class is contemplated with no sales loads, but a maximum 0.25% annual 12b-1 fee. The effect on current shareholder's investments would be
      a) to reduce your expenses to a lower level than would otherwise be possible by using the new 12b-1 class of shares to reach the more expensive shareholders (for example, at fund marketplaces that charge the Funds for services), b) to potentially reduce your expenses by spreading some costs over a larger asset base, and c) to continue to provide some access to purchase shares of the Funds at fund marketplaces where it has become too expensive to distribute our current shares through a no 12b-1 fee structure. The impetus for this change is the fact that multiple fund marketplaces and other mutual fund distribution channels (e.g. 401k plans) have begun charging fund companies annual fees


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      or have significantly increased their fees. If your shares are currently held at one of the more expensive marketplaces, it might mean that future purchases of the Funds at that marketplace might have to be made in the more expensive "12b-1 class" of shares or else through another, cheaper source.

      The addition of any new classes of shares will not change terms and conditions applicable to your current classes of shares.

      While a shareholder vote is not legally required for the Corporation to add new classes of shares, the Board feels it is important and consistent with the Corporation's desire to respect any shareholder concerns to seek your ratification of this decision.

Q. In Proposal 6, why is it necessary to change the 12b-1 plan? Will my Fund expenses increase? Will I have to pay a 12b-1 fee in the future?

A. CURRENT SHAREHOLDERS PAY NO 12B-1 FEES ON THEIR CURRENT CLASS OF SHARES AND WILL NOT IN THE FUTURE. The current 12b-1 plan was approved by the Corporation's shareholders in 1996 and has been re-approved each year by the Board. Under this plan, the Fund is permitted to allocate certain expenses toward advertising and promotion, fulfillment expense, sales assistance payments and reimbursements to financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered for the accounts of Fund stockholders who purchase and redeem their shares through such banks or other institutions. Per this agreement, the Adviser currently reimburses the Fund for all of these costs.

      Mutual fund distribution is changing significantly. Today, approximately 90% of the Corporation's shareholders come through fund marketplaces. Some of these fund marketplaces are beginning to charge new fees, increase their fees, or restrict access by discontinuing traditional "no-transaction fee" services. In addition, new channels such as 401K and 529 plans have emerged that require fees for accessing and servicing investors in their networks. The Adviser and the Corporation's Board believe that by adding a new class of shares with a maximum 0.25% 12b-1 fee, the Corporation should be able to reach a broader set of investors and better serve those investors who own shares through a "no-cost" marketplace alternative. This new class will likely preclude the Corporation from shutting off access its Funds at marketplaces where the current Fund cost structure cannot accommodate the higher fees. Furthermore, the total expense ratio of current shareholders may be reduced to a lower level than otherwise would be possible because of the larger asset base.

      CURRENT CLASSES OF SHARES WILL CONTINUE TO PAY NO 12B-1 FEES.



Q.    Why is Proposal 7 necessary? Don't we have Management Agreements already?

A. Yes, we do have Agreements. Each year the Board of Directors reviews and approves the Management Agreements between each Fund and the Adviser. Presently, there are five separate Agreements that govern these relationships. The intent of Proposal 7 is to simplify administration by creating a single Management Agreement for each Fund based on a standard template with the specifics for each Fund as an Exhibit to that Agreement. In addition, the Corporation is seeking to update each Agreement to reflect the current business and regulatory environment and to better clarify roles and responsibilities between the Adviser and the Corporation.

      IT IS IMPORTANT TO NOTE THAT THERE ARE NO CHANGES TO THE AGREEMENT TERMS REGARDING EXPENSES, FEES, OR FEE STRUCTURES FOR THE CLASS OF SHARES YOU PRESENTLY OWN.

Q. In Proposal 8, why am I being asked to vote to give permission to the representatives on the Proxy to consider and vote upon any such matter that may properly come before the Meeting?

A. At this time we have no knowledge of any additional proposal that will be presented at the Meeting. By voting to approve the proposal, you will give the Proxy representatives permission to act on any such proposal at his or her discretion, should any be presented.


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PROPOSALS 9 AND 10 ARE SPECIFIC TO INDIVIDUAL FUNDS. IF YOU ARE A SHAREHOLDER IN
THE ULTRA-SMALL COMPANY FUND PLEASE PROCEED TO PROPOSAL 9 ONLY. IF YOU ARE A SHAREHOLDER IN THE BALANCED FUND, PLEASE SKIP PROPOSAL 9 AND PROCEED TO PROPOSAL
10. SHAREHOLDERS OF ALL OTHER BRIDGEWAY FUNDS WILL ONLY VOTE ON PROPOSALS 1 THROUGH 8.

Q. In Proposal 9 (Ultra-Small Company Fund shareholders only), why does the Corporation want to lend securities?

A. Securities lending is the opportunity to enhance returns by lending securities held by a Fund to a borrower (usually a broker) for a short period of time. There are several reasons for someone to borrow securities from a Fund. One common reason is to cover (or enter into) a short position. These lending arrangements are contractual agreements between the Corporation and the borrower. The loans are fully collateralized and are callable by the Corporation, which minimizes the risk to Fund shareholders.

      The Corporation has pursued securities lending selectively in recent years in various Funds to enhance the returns of those Funds. However, under the Corporation's current investment restriction, as described in the Statement of Additional Information as a fundamental policy, the Ultra-Small Company Fund may not enter into such arrangements. Management would like to remove this restriction to permit the Ultra-Small Company Fund to pursue security lending as an opportunity to enhance its returns.

Q. In Proposal 10 (Balanced Fund shareholders only), why am I being asked to vote to increase the limit of short sales of securities from 20% to 35% of total assets of the Balanced Fund? Will this result in increased risk?

A. The Balanced Fund uses hedging techniques to manage market risks on its equity holdings. The increasing availability of futures, options and other securities based on market indices would enable the Fund manager to use these instruments at times for hedging baskets of securities more efficiently than hedging each security individually. For example, if the Fund holds fifty Standard & Poor's 500 (S&P 500) stocks, it may be more efficient to sell S&P 500 futures contracts than to create fifty separate hedges. Some investment professionals view this technique as an "imperfect hedge," which could be construed as a short. Increasing the percent of total assets allowed would give the manager more flexibility to pursue these more efficient alternatives while addressing this strict definition of a "short." The Adviser believes that its use of these hedging techniques is conservative and should diminish, rather than magnify, Fund risk.

Q. How will you determine the number of shares of Bridgeway Funds that I get to vote?

A. The Board declared July 11, 2003 as the date of record for shareholders entitled to vote. This means that if you are a shareholder in Bridgeway Funds as of the close of business on that date, you are entitled to one vote for each share registered in your name, and each fractional share entitles you to a similar fractional vote.

..     The exception to this relates to Proposals 9 and 10. These proposals impact only the shareholders of the Ultra-Small Company Fund and the Balanced Fund, respectively. Therefore, only shareholders in these Funds are entitled to vote on the additional issue pertaining to their Fund.



Q.    Which issues should I vote on?

A. All shareholders should vote on issues 1, 2, 3, 4, 5, 6, 7 and 8. For Proposals 9 and 10, you should vote only on the issues pertaining to the Fund for which you are a shareholder.

- ONLY SHAREHOLDERS OF THE ULTRA-SMALL COMPANY FUND ARE ENTITLED TO VOTE ON PROPOSAL 9.

-     ONLY SHAREHOLDERS OF THE BALANCED FUND ARE ENTITLED TO VOTE ON PROPOSAL
      10.


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Q.    What happens if I don't send in my Proxy?

A. If you choose not to send in your Proxy, you miss the opportunity to express your opinion on these issues by means of the Proxy voting process. However, you may come to the Meeting and vote in person. Also, a quorum is more difficult to reach if shares not represented by vote in person or by Proxy. According to the Corporation's By-Laws, a quorum of one-third of the shares outstanding is needed to have a valid shareholder meeting. We suggest you sign the Proxy regardless of how you choose to vote. The Corporation can avoid costs of solicitation and an adjourned meeting if shareholders return their Proxies in a timely manner.

Q.    Who is paying for the expenses related to the shareholder meeting?

A. The cost of this meeting, including the printing and mailing of Proxies, is borne by the Funds of the Corporation. However, some or all of these expenses may be reimbursed by the Adviser for the Aggressive Investors 2, Micro-Cap Limited, Blue Chip 35 Index, and Balanced Funds in line with the expense limitation commitment in the Management Agreements. In addition to solicitation through the mail, the Corporation, in order to obtain the requisite representation of shareholders, may solicit Proxies personally by its staff or the Adviser's staff, but it is not anticipated that other people will be specially engaged for these purposes. The cost of this solicitation, including any additional solicitation, will be borne by the Corporation. The cost of additional solicitation, if any, is estimated to be nominal in amount, and may be reimbursed by the Adviser through the Corporation's expense limitation policy.

Q.    What is Management doing to keep the cost of shareholder meetings low?

A. As a Maryland corporation, Bridgeway Funds, Inc. is not required to have an annual shareholder meeting. The Corporation's Board of Directors requests a shareholder meeting only when necessary to address issues that require shareholder vote. The last shareholder meeting was held on October 15, 1996.

Q.    How do the Directors of Bridgeway Funds, Inc. suggest that I vote?

A. After careful consideration, the Directors of your Corporation unanimously recommend that you vote "FOR" the items in the proposals on the enclosed Proxy.



Q.    Will my Proxy make a difference?

A. Your Proxy is needed to ensure that the proposals can be acted upon and that a quorum is achieved. Your immediate response on the enclosed Proxy will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in voting on these matters.



Q.    How do I submit my Proxy? What about phone and Internet voting??

A. You can submit your Proxy and vote your shares by completing and signing the enclosed Proxy and mailing it in the enclosed postage-paid envelope. You may also use the telephone, facsimile, or Internet access described on the Proxy. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call us at 1-800-661-3550, extension 8212.



Q.    How do I sign the Proxy?

A. Proxies must be executed properly by signing them and dating them where indicated. When Proxies are not signed as required by law, the Corporation must undertake the time and expense to validate your vote. The following guide was prepared to help you choose the proper format for signing your form:

1. Individual Accounts: Your name should be signed exactly as it appears on the Proxy card.


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
2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the Proxy card.

3. All other accounts should show the capacity of the individual signing, such as Trustee, Executor, etc.

VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.




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
                              Bridgeway Funds, Inc.

5615 Kirby Drive, Suite 518                                Houston, Texas  77005

The enclosed Proxy is solicited by the Board of Directors of Bridgeway Funds, Inc. (the "Corporation") in connection with a Special Meeting of Shareholders ("Meeting") of the Corporation or any adjournment thereof. Proxies will be voted in accordance with the instructions contained therein, and as to proposals for which no instructions are given, a Proxy will be voted in favor of that proposal. If a shareholder or his nominee does not submit a Proxy, the shares will not be voted. Proxies marked "abstain" will be counted for purposes of determining a quorum, but not for purposes of approving or disapproving that proposal. The Proxy confers authority on the person designated therein to vote as directed by the shareholder in Proposal 8 on other business not currently contemplated, which may properly come before the Meeting. A shareholder may revoke his Proxy at any time prior to use by written notice to the Corporation, by executing and filing a subsequently dated Proxy, or by voting in person at the meeting. This Proxy Statement and the accompanying Proxy are being sent to shareholders on approximately August 7, 2003.

At the close of business on July 11, 2003, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the Meeting, xxxxxxx shares of the Common Stock of the Corporation were outstanding. Shares attributed to each Fund as of the record date:

      Aggressive Investors 1 Fund                       xxxxxxxxxxx
      Aggressive Investors 2 Fund                     xxxxxxxxxxxxx
      Ultra-Small Company Fund                          xxxxxxxxxxx
      Ultra-Small Company Market Fund                    xxxxxxxxxx
      Micro-Cap Limited Fund                            xxxxxxxxxxx
      Blue Chip 35 Index Fund                            xxxxxxxxxx
      Balanced Fund                                     xxxxxxxxxxx

Each share is entitled to one vote with respect to each of the matters presented for action at the Meeting except that

      - ONLY SHAREHOLDERS OF THE ULTRA-SMALL COMPANY FUND ARE ENTITLED TO VOTE ON PROPOSAL 9

      - ONLY SHAREHOLDERS OF THE BALANCED FUND ARE ENTITLED TO VOTE ON PROPOSALS 10.

Directors and Officers of the Corporation, as a group, held beneficially xxxxxxxx shares, or xxxxx% of such outstanding shares on July 11, 2003. Bridgeway Capital Management, Inc., the Corporation's Investment Adviser (hereinafter "Management" or "Adviser"), owned xxxxxxx shares, or xxxx% of the shares outstanding. See "Security Ownership of Certain Beneficial Owners" for details of other large shareholders' holdings.

As used in this Proxy statement, the term "majority" means the holders of the lesser of (1) 67% of the shares of the Corporation represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(2) more than 50% of the outstanding shares. FOR PROPOSALS 1, 2, 4, 5, 6 AND 8, THE AFFIRMATIVE VOTE OF A MAJORITY OF THE CORPORATION'S SHARES (WHERE MAJORITY IS SIMILARLY DEFINED AS ABOVE) CAST AT THE MEETING IS REQUIRED FOR APPROVAL. FOR PROPOSALS 3, 7, 9 (ULTRA-SMALL COMPANY FUND SHAREHOLDERS ONLY) AND 10 (BALANCED FUND SHAREHOLDERS ONLY), THE AFFIRMATIVE VOTE OF A MAJORITY OF THE HOLDERS OF EACH RESPECTIVE FUND'S SHARES (WHERE MAJORITY IS SIMILARLY DEFINED AS ABOVE) IS REQUIRED FOR APPROVAL. The cost of solicitation, including the printing and mailing of Proxies, will be borne by the Funds of the Corporation, but may be reimbursed by the Adviser as a result of the Corporation's expense limitation provision. In addition, to solicitation through the mails, the Corporation may, if necessary to obtain the requisite representation of shareholders, solicit Proxies personally by its employees or the Adviser's employees, but it is not anticipated that other staff will be specially engaged for such purpose. The cost of additional solicitation, if any, is estimated to be nominal in amount, and may be reimbursed by the Adviser through the Corporation's expense limitation.

PROPOSAL 1.  TO ELECT FIVE DIRECTORS TO THE CORPORATION BOARD OF DIRECTORS


                 BACKGROUND AND DISCUSSION FOR PROPOSAL NUMBER 1

Unless a Director is elected to fill a Board seat made vacant by the retirement or death of a Director, or to fill a newly created seat where permitted by law,
Article II of the Corporation's By-Laws requires that the Board of Directors be elected by the shareholders of the Corporation and serve in this capacity until the next shareholder meeting or their reelection by the Board of Directors. The Investment Company Act of 1940 requires that a majority of Directors be "non-interested parties," more commonly known as "Independent Directors." Currently, the Board is comprised of four members, three who are Independent Directors and one who is an "interested party," more commonly known as "Non-Independent or Interested Director," by virtue of being the President of the Adviser. Three of the Board members have been previously elected by the shareholders. Kirbyjon Caldwell was appointed to fill a newly created Board seat in 2001. The Board of Directors has approved the addition of a fifth Board position and the Independent Directors have nominated Michael D. Mulcahy. He would be a non-Independent Director because he is an employee and Director of the Adviser. Since the Corporation's By-Laws require that at least two-thirds of the Directors be elected by shareholders, shareholder must approve this nomination. It is proposed at this Meeting to re-elect the four current Directors and to elect Michael Mulcahy as the new Director.

The Board of Directors

The overall management of the business and affairs of the Corporation is vested with its Board of Directors. The Board approves all significant agreements between the Corporation and persons or companies furnishing services to it, including the Corporation's Agreement with its Adviser and Custodian. The day-to-day operations of the Corporation are delegated to its Officers, under the general supervision of the Board of Directors.

In carrying out its responsibilities, the Board of Directors named Miles Douglas Harper, III as the Financial Expert as defined by the Securities Exchange Commission ("SEC"). The Independent Directors, Kirbyjon Caldwell, Miles Douglas Harper, III and Karen S. Gerstner, comprise the Corporation's Audit Committee. The principal functions of the Audit Committee include recommending to the Board of Directors the selection of the independent auditors; consulting with the independent auditors with respect to matters of interest to the Audit Committee; approving the type, scope and costs of services to be performed by the independent auditors; and reviewing the work of those persons responsible for the Corporation's day-to-day compliance with accounting principles, financial disclosures, income tax laws, internal controls and record keeping requirements. The Independent Directors also propose and nominate any new candidates to the Board of Directors.

The following table sets forth certain information with respect to the nominees. Each of the nominees will oversee all seven of the Corporations Funds.

                     Position with                                                                               Shares
                          the                                                                                 Beneficially
Nominee (age)         Corporation    Principal Occupation(s) and Positions Held During Past Five Years           Owned
--------------        -----------    -----------------------------------------------------------------           -----
Kirbyjon Caldwell    Director        Senior Pastor of Windsor Village, the largest United Methodist Church          xxxxxxx
(50)                 since 2001      in the U.S. Other Director positions include: American Church
                                     Mortgage Company, Continental Airlines and JPMorgan Chase Bank
                                     Advisory Board.

Karen S. Gerstner    Director        Attorney and partner, Davis, Ridout, Jones, and Gerstner since 1/99.           xxxxxxx
(48)                 since 1993      Prior to that she was an attorney and partner, Dinkins Kelly Lenox
                                     Gerstner & Lamb, LLP Houston, Texas.

Miles Douglas        Director        Partner, 8/2000 to date, Associate 11/98 to 7/2000 of the CPA firm             xxxxxxx
Harper, III (42)     since 1993      Gainer, Donnelly, and Desroches. Prior to that he was Vice President,
                                     Wood, Harper, PC, a CPA firm in Houston, Texas.  Other Director positions include Calvert Social Impact Fund.

 John N. R.          President and   President and Director of the Adviser since 7/93.                             xxxxxxxx
Montgomery (47)*     Director
                     since 1993

Michael D. Mulcahy        ---        Director and employee of Bridgeway Capital Management since                 xxxxxxxxxx
(39)*                                12/2002.   Vice President, Marketing & Strategy, Hewlett-Packard
                                     (computer services) 1/2001 to 12/2002.  Executive Vice President,
                                     Artios, Inc. (an Internet company) 10/1998 to 1/2001.  Managing
                                     Director, Mulcahy & Company, LLC (consulting) 7/1998 to 10/1998.
                                     Director of Corporate Development, Compaq (computer services) 10/1995 to 7/1998.

* denotes directors or candidates who are "Interested Persons" of the Corporation as defined in the 1940 Act because they are employees of the Adviser.

The Directors own xxxxxx% of the shares of the Corporation and no more than 1% of the shares of any Fund.

Attendance and Compensation of Directors

During the past twelve months as of June 30, 2003, with the exception of Kirbyjon Caldwell who attended five meetings, the rest of the Directors attended all six scheduled Board of Director meetings held during that period. Michael D. Mulcahy attended all six of the meetings as a guest of the Board. The Corporation pays an annual retainer of $4,000 and fees of $1,500 per meeting to directors who are not "Interested Persons" of the Corporation. Independent Directors are reimbursed for education, travel and business-related expenses incurred as a result of their responsibilities. During the past twelve months as of June 30, 2003, fees paid to Independent Directors totaled $xxxxxx.

BY LAW, DIRECTORS ARE ELECTED INDIVIDUALLY. IF YOU SHOULD CHOOSE TO WITHHOLD AUTHORITY ON ANY INDIVIDUAL PLEASE INDICATE BY MARKING THROUGH THE NAME ON THE PROXY CARD. The Board of Directors is not aware of any nominee who may be unable or unwilling to serve as a Director. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

PROPOSAL 2. TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS OF THE CORPORATION.

                 BACKGROUND AND DISCUSSION OF PROPOSAL NUMBER 2


PricewaterhouseCoopers LLP has been selected as independent public accountants for the Corporation for the fiscal year ending June 30, 2003. This selection is subject to shareholder ratification and was made by majority vote of the Corporation's Independent Directors at a meeting on May 20, 2003. The selection of auditors is conditioned on the right of the Corporation to terminate that firm by vote of the Board of Directors or by vote of a majority of the Corporation's outstanding voting securities. PricewaterhouseCoopers LLP, upon the specific approval of the Audit Committee, audits the Corporation's annual financial statements to shareholders and the annual report submitted to the Securities and Exchange Commission. The firm or its predecessor, Coopers and Lybrand LLP, has served in that capacity since the Corporation's inception. PricewaterhouseCoopers LLP provides only the following services for the Fund: 1) examination of the annual statements 2) assistance and consultancy with financial filings with the SEC and 3) review of tax matters on behalf of the Corporation.

It is expected that a representative of PricewaterhouseCoopers LLP will attend the Meeting to answer questions and will be given an opportunity to make a statement if he or she so desires.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.


PROPOSAL 3. TO APPROVE A CHANGE IN INVESTMENT RESTRICTIONS TO PERMIT THE LENDING OF CASH BETWEEN THE CORPORATION'S FUNDS ONCE IT IS PERMITTED BY THE SEC.

                 BACKGROUND AND DISCUSSION OF PROPOSAL NUMBER 3

The Corporation has adopted certain restrictions, as described in the Statement of Additional Information, as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities as more particularly defined on page 8 of this Proxy Statement.

Included in the list of restrictions is the following:

      "The Corporation's Funds may not make loans (except for purchases of publicly-traded debt securities consistent with the Corporation's investment policies); ..."

Management would like to modify the above restriction to allow all of the Funds to enter into agreements with one another to lend each other cash subject to an exemptive order expected to be obtained from the SEC. The specifics of how the loan will operate will be detailed in the exemptive order. This change will enable the Funds to enter into cash lending agreements under certain circumstances, such as when redemptions exceed anticipated levels. The change is designed to reduce the costs of borrowing for the Funds and enhance the lending Fund's ability to earn a higher rate of return than may be available from investing in short-term instruments. These arrangements may be more favorable to the shareholders of each Fund than external cash borrowing and lending.

SEC regulations currently require that any such borrowing be made from banks, unless the SEC issues an exemptive order to permit another arrangement such as this proposal. The Corporation intends to submit an application to the SEC to permit this additional form of borrowing and lending of cash for short-term purposes. To the knowledge of the Corporation, the SEC has already issued similar exemptive orders to other fund organizations.

Each Fund's shareholders will vote separately for this Proposal. Those Funds whose shareholders approve the Proposal will be eligible to participate in the inter-fund cash lending program with other Funds whose shareholders have provided similar approval and once the SEC issues the necessary exemptive order. If a Fund's shareholders should choose not to approve this proposal, then that particular Fund will not be permitted to participate in inter-fund cash lending.

Assuming Proposal 3 is approved by the shareholders of each Fund, the first part of the amended investment restriction in the Statement of Additional Information
(SAI) would read:

      "The Corporation's Funds may not make loans (except for purchases of publicly-traded debt securities consistent with the Corporation's investment policies and except as permitted by its inter-fund cash lending policy"

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 3; ANY SUCH CHANGE WILL NOT BE EFFECTED UNTIL THE SEC ISSUES THE NECESSARY EXEMPTIVE ORDER.

PROPOSAL 4. TO APPROVE A CHANGE IN INVESTMENT RESTRICTIONS TO PERMIT THE CORPORATION'S FUNDS TO PURSUE INVESTMENTS IN INDIVIDUAL STOCK OPTIONS AND FUTURES.

                 BACKGROUND AND DISCUSSION OF PROPOSAL NUMBER 4

The Corporation has adopted certain restrictions, as described in the Statement of Additional Information, as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Corporation's outstanding voting securities as more particularly defined on page 9 of this Proxy Statement.

Included in the list of restrictions is the following:

      "The Corporation's Funds may not invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed 5% of net assets. In addition, the Ultra-Small Company, the Ultra-Small Company Market, the Micro-Cap Limited, and Blue Chip 35 Index Funds may not invest in any options and may invest in stock market index futures only as described in the Prospectus."

While options on individual securities have existed for some time, futures on individual securities are an emerging investment opportunity. The Funds use stock market index futures in various ways consistent with the investment restrictions, objectives and strategies described in the Prospectus for each Fund. However, the Ultra-Small Company, the Ultra-Small Company Market, the Micro-Cap Limited, and Blue Chip 35 Index Funds are currently restricted from investing in any options and futures of individual stocks. The Board and the Adviser would like to modify this restriction to allow each Fund to exclude from the 5% calculation the value of options and futures on individual stocks as long as the equivalent stock position in the underlying stock would meet all the other investment restrictions.

This modification in the investment restriction would provide the Funds greater flexibility and more efficiency in managing any cash securities positions in the Funds.

If approved, the new investment restriction would read:

      "The Corporation's Funds may not invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed 5% of net assets. In addition, the Ultra-Small Company, the Ultra-Small Company Market, the Micro-Cap Limited, and Blue Chip 35 Index Funds may not invest in any options (unless otherwise noted in the Prospectus) but may invest in futures of stock market indices and individual stocks as described in the Prospectus. For purposes of calculating the 5% limit, options and futures on individual stocks are excluded as long as the equivalent stock position in the underlying stock would meet all other investment restrictions."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

PROPOSAL 5. TO RATIFY THE BOARD'S DECISION TO OFFER ADDITIONAL CLASSES OF SHARES OF THE CORPORATION'S FUNDS AT A FUTURE DATE.


The Corporation's Articles of Incorporation permit the Corporation to offer multiple classes of shares. However, to date, the Corporation has only offered one class of shares, i.e. the shares you own. An additional share class is contemplated with no sales loads, but a maximum 0.25% annual 12b-1 fee. The effect on current shareholder's investments would be a) to reduce your expenses to a lower level than would otherwise be possible by using the new 12b-1 class of shares to reach the more expensive shareholders (for example, at fund marketplaces that charge the Funds for services), b) to potentially reduce your expenses by spreading some costs over a larger asset base, and c) to continue to provide some access to purchase shares of the Funds at fund marketplaces where it has become too expensive to distribute our current shares through a no 12b-1 fee structure. The impetus for this change is the fact that multiple fund marketplaces and other mutual fund distribution channels (e.g. 401k plans) have begun charging fund companies annual fees or have significantly increased their fees. If your shares are currently held at one of the more expensive marketplaces, it might mean that future purchases of the Funds at that marketplace might have to be made in the more expensive "12b-1 class" of shares or else through another, cheaper source.

In the Board Meeting on June 25, 2003, the Board authorized one new class of shares. While shareholder vote is not legally required to approve this decision, the Board feels it is important to allow current shareholders to express their opinions on this decision and is therefore seeking ratification.

When these shares are offered, the terms and conditions governing the current class of shares will not change. However, the expected growth in overall Fund assets from these additional classes should ultimately help reduce the per share operating expenses of the Fund and your existing class of shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 5.



PROPOSAL 6. TO APPROVE A MODIFICATION TO THE EXISTING 12B-1 PLAN TO INCLUDE A PROVISION FOR FUTURE CLASSES OF SHARES TO ACCOMMODATE 12B-1 FEES UP TO A MAXIMUM OF 0.25% TO SHAREHOLDERS OF THESE FUTURE CLASSES.

                     BACKGROUND AND DISCUSSION OF PROPOSAL 6

The current 12b-1 plan was approved by the Fund shareholders in October 15, 1996 and has been re-approved annually by the Board; most recently, on June 25, 2003. Under this plan, the Fund is permitted to allocate certain expenses to advertising and promotion, fulfillment expenses, sales assistance payments and reimbursements to financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered for the accounts of Fund stockholders who purchase and redeem their shares through such banks or other institutions. Per this present agreement, the Adviser reimburses the Fund for all of these costs. CURRENT SHAREHOLDERS PAY NO 12B-1 FEES ON THEIR CURRENT CLASS OF SHARES AND WILL NOT IN THE FUTURE.

      Mutual fund distribution is changing significantly. Today, approximately 90% of the Corporation's shareholders come through fund marketplaces. Some of these fund marketplaces are beginning to charge new fees, increase their fees, or restrict access by discontinuing traditional "no-transaction fee" services. In addition, new channels such as 401K and 529 plans have emerged that require fees for accessing and servicing investors in their networks. The Adviser and the Corporation's Board believe that by adding a new class of shares with a maximum 0.25% 12b-1 fee, the Corporation should be able to reach a broader set of investors and better serve those investors who own shares through a "no-cost" or "low-cost" marketplace alternative. This new class will likely preclude the Corporation from shutting off access its Funds at marketplaces where the current Fund cost structure cannot accommodate the higher fees. Furthermore, the total expense ratio of current shareholders may be reduced to a lower level than otherwise would be possible because of the larger asset base.

CURRENT CLASSES OF SHARES WILL CONTINUE TO PAY NO 12B-1 FEES.

The Corporation would like to modify the existing 12b-1 plan to allow for new classes of shares that may accommodate 12b-1 fees designed to facilitate access to these different distribution channels and investors.

On June 25, 2003, the Board of Directors, after considering changes in the marketplace and the interest in growing the assets of the Funds to potentially reduce the per share operating expenses of the Funds, reviewed and approved the following amendment to the 12b-1 plan for shareholder vote:

      "The Plan as described herein and originally approved by the shareholders of the Corporation on October 15, 1996 applies to the present class of shares. However, the Corporation has the right to offer new classes of shares that may accommodate 12b-1 fees up to a maximum of 0.25% to shareholders of these future shares. These fees, if any, may be paid by the shareholders of these new classes of shares according to the guidelines established by the Securities Exchange Commission pursuant to Rule 12b-1 under the Investment Company Act of 1940. Existing classes of shares of Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index or Balanced Funds will not be assessed a 12b-1 fee now or in the future."

The full and amended 12b-1 Plan is included as Attachment 1 in this Proxy Statement.

This modification would not become effective without the favorable vote of the holders of a "majority" of the Corporation's outstanding voting securities as more particularly defined on page 9 of this Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 6.



PROPOSAL 7. TO APPROVE THE MANAGEMENT AGREEMENT, AS REVISED, BETWEEN THE ADVISER AND THE CORPORATION.

                     BACKGROUND AND DISCUSSION OF PROPOSAL 7

Each year the Corporation's Board of Directors reviews and approves the Corporation's Management Agreements with the Adviser. In order to simplify administration, Management would like to create separate Management Agreements for each Fund. Presently, several Funds may appear in the same Management Agreement. The proposed Management Agreement is comprised of a standard core document that has been created to reflect the changing business and regulatory environment and to better clarify roles and responsibilities between the Adviser and the Corporation. Generally, it is similar to the present Agreement but it is more specific as described below. Attached to each proposed Management Agreement is an Exhibit that describes the fee structure, terms and conditions specific to that Fund. The proposed core document appears as Attachment 2 in this Proxy Statement and the Exhibits for each Fund appear as Attachments 3 through 9.

The proposed core document is similar to the existing Management Agreements, except for the following changes: the clarification of the Adviser's responsibilities in purchasing, selling and voting securities; an articulation of the Adviser's responsibility for maintaining brokerage records; the addition of a section that enables the Corporation and the Adviser to address the allocation of any future expenses; the addition of a section clarifying the Adviser's relationships with broker-dealers; the addition of a licensing agreement to address usage of names and logos between the Adviser and the Corporation; the inclusion of a Force Majeure clause; the addition of a section addressing Adviser liability; and the addition of an alternative dispute resolution option. These are highlighted for your review in Attachment 2.

The Exhibits for each Fund also describe the Advisory Fee as well as any Performance Fee to be paid to the Adviser and any Maximum Expense Limitation applicable to that Fund to be assumed by the Adviser. The table below provides the date that each of the current Management Agreements was initially approved, the management fees paid to the Adviser for fiscal year ending June 30, 2003 and the attachment number to this Proxy Statement where you can find the proposed Exhibit for each Fund. If shareholders do not approve this proposal, the present Management Agreements will continue in effect for another year, as their continuation for another year was last approved by the Board on June 25, 2003.

                                                                                      Proxy Attachment
                                                          Management Fees paid to        Number of
                                                          Adviser in fiscal year         Management
Fund (Date originally approved)                            ending June 30, 2003      Agreement Exhibit
-------------------------------                            --------------------      -----------------
Aggressive Investors 1 Fund (May 26, 1994)                                          Attachment 3
Ultra-Small Company Fund (May 26, 1994)                                             Attachment 4
Ultra-Small Company Market Fund (May 25, 1997)                                      Attachment 5
Blue Chip 35 Index Fund (May 25, 1997)                                              Attachment 6
Micro Cap Limited Fund (June 3, 1998)                                               Attachment 7
Aggressive Investors 2 Fund (August 14, 2001)                                       Attachment 8
Balance Fund (June 30, 2001                                                         Attachment 9

IT IS IMPORTANT TO NOTE THAT THERE ARE NO CHANGES TO THE AGREEMENT TERMS REGARDING PRESENT EXPENSES AND FEES. However, for the Micro-Cap Limited Fund Management Agreement, the original agreement was not clear on the formula for calculating the Advisory Fee for asset ranges between $55,000,000 and $500,000,000. This clarification has been inserted and has no impact on historic or future calculations of the Advisory Fee.

In order for the Corporation to move a particular Fund to this new Management Agreement structure, shareholders of each Fund must approve this change by a majority vote as defined more particularly on page 9 of this Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 7.

PROPOSAL 8. TO CONSIDER AND ACT UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR BEFORE ANY ADJOURNMENT THEREOF.

Neither Management nor the persons named in the enclosed form of Proxy know of any other business that will be presented for consideration at the Meeting. If, however, any such other business shall properly come before the Meeting, it is intended that the Proxies will be voted with respect to any such other business in accordance with the best judgment of the person acting there under. On the date on which this Proxy material went to press, the Board of Directors was not aware of any matters to be voted upon at the Meeting other than those included in the Notice for this meeting.

If you vote to approve Proposal 8, you will instruct the persons named at the beginning of this Proxy Statement with the authority to vote your shares with respect to those "other matters," if any, at their discretion. If you vote against Proposal 8, your shares will be voted only according to your instruction.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 8.



PROPOSAL 9 (ULTRA-SMALL COMPANY FUND SHAREHOLDERS ONLY). TO APPROVE A CHANGE IN INVESTMENT RESTRICTIONS TO PERMIT THE CORPORATION TO LEND THE SECURITIES OF THE ULTRA-SMALL COMPANY FUND TO THIRD PARTIES AS PERMITTED BY THE SEC.

The Corporation has adopted certain restrictions, as described in the Statement of Additional Information, as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities as more particularly defined on page 9 of this Proxy Statement.

Securities lending is the opportunity to enhance returns by lending securities held by a Fund to a third party, generally through a broker, for a short period of time. There are several reasons to borrow securities from a Fund. One common reason is to cover (or enter) a short position. These lending arrangements are contractual agreements between the Corporation and the borrower. The loan is a fully collateralized by the borrower and is callable by the Corporation. This call feature minimizes the risk to the Funds.

The Corporation has pursued securities lending selectively in recent years in various Funds to enhance returns. When this investment restriction was written, it was not envisioned by the Corporation that there would be market for securities lending in the ultra-small securities market. This market opportunity is now emerging. Management would like to modify the above restriction so that all Funds, including the Ultra-Small Company Fund, may pursue security lending as an opportunity for enhancing returns.

If approved, the amended investment restriction cited above would read:

      "The Corporation's Funds may not make loans (except for the purchases of publicly-traded debt securities consistent with the Funds' investment policies); however, the Corporation may lend its Funds' securities to others on a fully collateralized basis as permitted by an exemptive order issued by the Securities and Exchange Commission."

Please note that this amended wording does not include changes that may be approved from Proposal 3 (see above) and also incorporated into this investment restriction.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE ULTRA-SMALL COMPANY FUND VOTE "FOR" PROPOSAL 9.

PROPOSAL 10 (BALANCED FUND SHAREHOLDERS ONLY). TO APPROVE AN INCREASE IN THE LIMIT OF SHORT SELLS FROM 20% TO 35% OF TOTAL ASSETS UNDER MANAGEMENT FOR THE BALANCED FUND.

                    BACKGROUND AND DISCUSSION OF PROPOSAL 10

The Corporation has adopted certain restrictions, as described in the Statement of Additional Information, as fundamental policy, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities as more particularly defined on page 9 of this Proxy Statement.

Included in the list of restrictions is the following:

      "The Corporation's Funds may not make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management."

The Balanced Fund's investment objective is to provide a high current return with short-term risk less than or equal to 40% of the stock market. The Fund manager utilizes various hedging techniques in pursuing these objectives. While most of the Fund's hedging is done by selling covered calls and secured puts on securities held by the Fund, there are times when other instruments, such as stock index futures, can be used as a hedge on the same underlying securities. These are often referred to as an "imperfect hedge," but a hedge nevertheless, and an effective one. Many times this can be a more cost-effective and a more market-sensitive method to managing and limiting the Fund's risk. For example, if the Fund holds fifty S&P 500 stocks, it may be more efficient to sell S&P 500 futures contracts than create fifty separate hedges on each security. Some investment professionals, however, view this technique as an "imperfect hedge," which could be construed as a short. Increasing the percent of total assets allowed in short sales would give the manager more flexibility to pursue these more efficient alternatives while addressing this strict definition of a "short." The Adviser believes that its use of these hedging techniques is conservative, that is, should diminish rather than magnify Fund risk.

Management would like to add flexibility to the present restriction by allowing the Balanced Fund to make short sales of securities (including index futures) or maintain short positions up to 35% of total assets under management for the purposes of managing risk. While Management does not generally pursue short selling alone as a particular strategy for the Fund, shorting is used for risk management purposes. By increasing the allowable percentage from 20% to 35% management believes that it will be better able to manage the volatility of the Balanced Fund's investments in line with its objectives without the addition of any material risk.

If approved, the amended investment restriction cited above would read:

      "The Corporation's Funds may not make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management, except for the Balanced Fund which may not make short sales of securities or maintain short position if such short sales or positions exceed 35% of the total assets under management."

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE BALANCED FUND VOTE TO APPROVE PROPOSAL 10.

Security Ownership of Certain Beneficial Owners

Shareholders owning more than 5% of the outstanding shares of each Fund of the Corporation as of July 11, 2003 are listed below, followed by the total percentage ownership of all Officers and Directors of Bridgeway Funds, Inc.

                                                                            Ownership
                                         -----------------------------------------------------------------------------
                                                                                Ultra-
                                                                      Ultra-    Small      Blue     Micro-
                                         Aggressive    Aggressive     Small    Company     Chip      Cap
Name                 Address             Investors 1   Investors 2   Company    Market   35 Index   Limited   Balanced
----                 -------             -----------   -----------   -------    ------   --------   -------   --------
Bridgeway Capital    5615 Kirby Drive                                                                              xxx%
Management, Inc.     Suite 518
                     Houston, TX  77005

Charles Schwab &     101 Montgomery St.         xxxx%         xxxx%               xxxx%      xxxx%                xxxx%
Co., Inc. Special    San Francisco,
Custody Account for  CA  94101
the Benefit of
Customers

Eternity LTD.        P O Box N-7776                                                                     xxx%
                     Nassau, Bahamas

National Financial   One World Fin'l            xxxx%          xxx%     xxxx%       xx%       xxx%      xxx%       xxx%
Services Corp.       Ctr.
                     New York, NY
                     10281

National Investors   55 Water Street             xxx%         xxxx%                xxx%       xxx%      xxx%
Services Inc.        32nd Floor
                     New York, NY
                     10041-3299

As of the Record Date for this meeting, the total number of shares owned by the Officers and Directors of the Corporation, as a group, totaled xxxxxxx or xxxxx% of its outstanding shares.

Adjournment

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as Proxies may move one or more adjournments of the meeting to permit further solicitation of Proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as Proxies will vote in favor of such adjournment those shares that they are entitled to vote.

Shareholder Proposals for Future Meetings of Shareholders

Since the Corporation does not normally hold an annual meeting of shareholders, or special meetings unless called by the Board of Directors, shareholders wishing to submit proposals that are intended to be presented at any such future shareholder meeting should submit the proposal(s) in writing to the Secretary of Bridgeway Funds, Inc., 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

Whereas the Corporation must follow applicable state or federal rules, submission of a proposal by shareholders does not guarantee its inclusion in a Proxy Statement. The Fund is not obligated to call a shareholder meeting to consider any proposal that is substantially the same as a matter voted upon by the shareholders in the preceding twelve months, unless requested by holders of a majority of all shares entitled to vote at such meeting.

                               By order of the Board of Directors



August 7, 2003                 Joanna Barnhill, Secretary, Bridgeway Funds, Inc.

                                                                    ATTACHMENT 1

                              Bridgeway Funds, Inc.
                       Distribution Assistance, Promotion,
                         and Administrative Service Plan

The Corporation's Distribution Assistance, Promotion and Administration Service Plan, i.e. its 12b-1 Plan, for the same class of shares presently issued and to be issued by the Corporation's Funds (the "Funds") is as follow:

         Pursuant to Rule 12b-1 Under the Investment Company Act of 1940

         This Distribution Assistance, Promotion, and Administrative Service Plan (the "Plan") is designed to conform to the requirements of Rules 12b-1 under Investment Company Act of 1940 (the "Act") and has been adopted by Bridgeway Funds, Inc. (the "Corporation") and by Bridgeway Capital Management, Inc., the Corporation's Investment Adviser ("Adviser"). Nothing in the Plan will result in additional expenses to shareholders of the Corporation's existing classes of shares in the Funds since the Adviser will continue to pay the distribution expenses.

         The Corporation and the Adviser both desire to substantially increase the sale of the Corporation's shares in order to (a) spread the cost of the Corporation's operation over a larger shareholder base and (b) permit the Corporation to take advantage of certain economies of scale that are available to funds with a larger asset base. The Directors of both the Corporation and the Adviser believe that the best way to achieve this goal is to establish an account to which the Adviser would contribute moneys that will be used to pay for (1) advertising and promotion expenses of all kinds (including cooperative ads placed by brokers and dealers who have entered into written agreements with the Corporation or the Adviser in the future), (2) fulfillment expenses which include the cost of printing and mailing prospectuses and sales literature to prospective shareholders of the Corporation, (3) sales assistance payments to brokers and dealers who may enter into written agreements with the Corporation in the future relating to the sale of Corporation shares, and (4) for reimbursement and/or to compensate brokers, dealers, and other financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered for the accounts of Corporation shareholders who purchase and redeem their shares through such banks or other institutions.

(MODIFICATION TO BE INSERTED AS DESCRIBED BELOW)

         If this Plan is amended in the future so that the Corporation will utilize some of its assets for distribution purposes, the Corporation will contribute a sum of money to this account at the beginning of each and every month that is equal to 1/12th of the budgeted monies to be spent for these purposes at the beginning of every fiscal year. In the meantime, the Adviser will reimburse the Corporation for any expenditure that it may make pursuant to this Plan or alternatively pay the bills directly. The Adviser will be responsible for administering this Plan, providing reports on its income and disbursements to the Directors of the Corporation on a continuing basis, and negotiating and entering into written Distribution Assistance Agreements with brokers and dealers, and written Administrative Service Agreements with brokers, dealers, banks and other financial intermediaries as contemplated by this Plan.

         The level of Distribution Assistance payments to be made to each broker or dealer entering into a written Distribution Assistant Agreement will be set forth in each such Agreement and will be determined by the Corporation. It is contemplated that Distribution Assistance payments will be made monthly and will vary directly with the average level of assets comprising the accounts of shareholders in the Corporation's Funds who are customers of that broker or dealer. Administrative Assistance payments will be made in accordance with the terms of each such agreement, and it is contemplated that such payments will be made quarterly, after the Adviser has reviewed and approved a list of reimbursable expenses submitted by the other party to the Agreements.

         It is understood by the Directors of the Corporation and by the Distributor that all payments made to this account by the Corporation in accordance with this Plan will not exceed (when added to other operating expenses of the Funds) the permissible level of operating expense that is permitted pursuant to the terms of any expense limitation arrangement or undertaking in effect from time to time between each of the Corporation's Funds and the Adviser.

         The Treasurer of the Corporation and the Treasurer of the Adviser will prepare and furnish to the Corporation's Board of Directors, at least quarterly, a written report in compliance with the requirements of Rule 12b-1 which sets forth all amounts expended under the Plan and the purposes for which such expenditures were made.

         The Plan will become effective immediately upon approval by (a) a majority of the outstanding voting securities of the Corporation, and (b) a majority of the Board of Directors of the Corporation including a majority of the Directors who are not "interested persons" (as defined in the Act) of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purposes of voting on the approval of the Plan.

         The Plan will remain in effect until October 15, 1997, unless earlier terminated in accordance with its terms, and thereafter may continue for successive annual periods if the Plan is approved at least annually by a majority of the Board of Directors of the Corporation, including a majority of the Directors who are not "interested persons" (as defined in the Act) of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the continuance of the Plan.

         The Plan may be amended at any time with the approval of the Board of Directors of the Corporation, provided that (a) any material amendments of the terms of the Plan will become effective only if approved by a majority of the Board of Directors of the Corporation, including a majority of the Directors who are not "interested persons" (as defined in the Act) of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan and (b) any amendment that would result in the Corporation using any of a Fund's assets for distribution assistance, administrative services, advertising and other expenses would require additional approval by a vote of a majority of the outstanding voting securities of that Fund.

         The Plan is terminable as to the Corporation or to any of its Funds without penalty at any time by (a) a vote of the majority of the Directors of the Corporation who are not "interested persons" (as defined in the Act) of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, (b) a vote of a majority of the outstanding voting securities of the Corporation, or (c) by the Adviser.

         All agreements with any persons relating to the implementation of the Plan will be subject to termination without penalty, pursuant to the provisions of the paragraph above, and will automatically terminate in the event of their assignment.

         The Distributor is not obligated by the Plan to execute agreements with any qualified broker, dealer or financial intermediary and any termination of an agreement with broker, dealer or financial intermediary under the Plan will have no effect on similar agreements between the Corporation and other participating brokers, dealers or financial intermediaries pursuant to the Plan.

         While the Plan is in effect, the selection and nomination of the Directors who are not "interested persons" of the Corporation (as defined in the Act) will be committed to the discretion of the "disinterested" Directors.

BACKGROUND AND MODIFICATION

         The Plan set forth above was approved by the shareholders of the Corporation in October 1996. Every year since that date, the continuation of the Plan has been approved for another year by a majority of the Board of Directors of the Corporation including a majority of Directors who are not "interested persons" as defined in the Investment Company Act of 1940 and who have no direct or indirect interest in the operation of the Plan or any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan.

         In accordance with the Plan, the Board of Directors voted on June 25, 2003 to amend the Plan to permit the Corporation to charge future shareholders of new class(es) of shares to be issued and sold through mutual fund distribution channels a 12b-1 fee up to 25 basis points that will be paid by the shareholders of those shares. This change will be accomplished by adding a new paragraph, the amendment described below, as the third paragraph to the present
Plan:

         "The Plan as described herein and originally approved by the shareholders of the Corporation on October 15, 1996 applies to the present class of shares. However, the Corporation has the right to offer new classes of shares that may accommodate 12b-1 fees up to a maximum of 0.25% to shareholders of these future shares. These fees, if any, may be paid by the shareholders of these new classes of shares according to the guidelines established by the Securities Exchange Commission pursuant to Rule 12b-1 under the Investment Company Act of 1940. Existing classes of shares of Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index or Balanced Funds will not be assessed a 12b-1 fee now or in the future."

                                                                    ATTACHMENT 2

 New or revised sections to the Management Agreement are highlighted in italics

                              MANAGEMENT AGREEMENT

MANAGEMENT AGREEMENT, made this __ day of ______, 2003 by and between Bridgeway Funds, Inc., a Maryland corporation (the "Corporation"), and Bridgeway Capital Management, Inc., a Texas corporation (the "Adviser").

                                   WITNESSETH:

WHEREAS, the Corporation is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered shares of the Fund named in Exhibit A for public offering under the Securities Act of 1933, as amended (the "1933 Act");

WHEREAS, the Adviser is engaged principally in the business of rendering investment and management services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), as amended;

WHEREAS, the Corporation and the Adviser wish to enter into an agreement to provide for investment advisory and management services to the Corporation upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Appointment of the Adviser

The Corporation hereby appoints the Adviser to manage the investment and reinvestment of the assets of the Fund named in Exhibit A hereto. The Corporation further appoints the Adviser to manage its affairs for the period and on the terms set forth in this agreement. The Adviser hereby accepts such appointment and agrees to render the services and to assume the obligations set forth for the compensation herein provided, subject to the supervision of the Board of Directors of the Corporation and giving due consideration to the investment policies and restrictions and other statements concerning the Corporation in the Corporation's Articles of Incorporation, Bylaws, and Registration Statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time and applicable to the Corporation as a registered investment company. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed as agent of the Corporation.

The Adviser shall manage the investment and reinvestment of the Fund's assets, subject to and in accordance with its investment objectives and restrictions stated in the Corporation's Registration Statement. In pursuing the foregoing, the Adviser shall make all determinations, without prior consultation with the Corporation, as to which securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall take steps necessary to implement same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund's securities shall be exercised. The Adviser shall render regular reports to the Corporation Board concerning the Fund's investment activities.

In connection with the placement of orders for the execution of the Fund's transactions the Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations.

2. Expenses

         A. Expenses Paid by the Corporation

Expenses incurred in the operations of the Corporation and the offering of its shares shall be borne by the Corporation, unless such expense is specifically assumed herein by the Adviser. Expenses borne by the Corporation include but are not limited to:

                  (1) Investment Advisory Fees to the Adviser as provided herein,

                  (2) Charges and expenses of any custodian or depository appointed by the Corporation for the safekeeping of its cash, securities and other property,

                  (3) Brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party,

                  (4) Directors' fees and expenses of Corporation Directors who are not interested persons of the Adviser,

                  (5) Reimbursement to the Adviser for any compensation paid by the Adviser to its employees who serve in the role and fulfill the function of Corporation Treasurer and Secretary. Such reimbursement will be in proportion to time spent on these Corporation functions. The Corporation will not reimburse the Adviser for any compensation paid to the Corporation's President.

                  (6) The charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and equipment, and record keeping services and equipment,

                  (7) The charges and expenses of the transfer agency and registrar function performed by or on behalf of the Fund,

                  (8) All taxes and corporate fees payable by the Corporation to federal, state or other government agencies,

                  (9) Fees and expenses involved in registering and maintaining registration of the Corporation and of shares of the Fund with the Securities and Exchange Commission (the "SEC") and qualifying such shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund,

                  (10) All expenses of Directors' meetings and of preparing and printing reports to Directors and shareholders,

                  (11) Charges and expenses of legal counsel for the Corporation and the Independent Directors of the Corporation incurred in connection with legal matters relating to the Corporation, including without limitation, legal services rendered in connection with the Corporation's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Corporation has herein assumed,

                  (12)     Interest expense,

                  (13)     Insurance expense, and

                  (14)     Association membership dues


         B. Expenses Paid by the Adviser

The Adviser shall bear all its costs and expenses in rendering the investment advisory services required under this Agreement. The Adviser shall also furnish to the Corporation, at the Adviser's expense, office space in the offices of the Adviser or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment for managing the affairs and maintaining the records of the Corporation except as specifically listed in Exhibit A. If desired by the Corporation, the Adviser shall arrange for members of the Adviser's organization, or its affiliates, to serve as agents of the Corporation without salaries from the Corporation.

         C. Additional Expenses

The Adviser and the Corporation reserve the right to agree upon other expense allocations due to new developments impacting the Corporation or the mutual fund industry including but not limited to legal decisions, new SEC rules and regulations, and industry practices, so long as the reallocation of expenses are approved by a majority of the Independent Directors of the Corporation.

3. Investment Advisory Fees

As compensation for its services rendered hereunder, the Corporation will pay the Adviser, out of the assets of the Fund, an Advisory Fee computed as specified in Exhibit A hereto with respect to the Fund.

4. Fee Calculation

See Exhibit A

5. Broker-Dealer Relationships

The Adviser is authorized in its discretion to select the brokers or dealers that will execute transactions for the Corporation and is directed to use its best efforts to seek best execution for such transactions; provided, however, that the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a Fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services, if any, provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund, other funds of the Corporation, and to other clients of the Adviser to which the Adviser exercises investment discretion.

In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; the value of the expected contribution of the broker-dealer to the investment performance of the Corporation on a continuing basis; and such other factors as may be disclosed in the Corporation's Prospectus and Statement of Additional Information or as approved by the Corporation's Board of Directors. The Corporation acknowledges that the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the Corporation execution services offered.

To the extent consistent with applicable law, purchase or sell orders for the Corporation may be aggregated with simultaneous purchase or sell orders for other clients of the Adviser. Whenever the Adviser so aggregates or simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of the Adviser, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by the Adviser to be fair and equitable to each client and consistent with the Corporation's Trade Allocation Policy approved annually by the Corporation Board. The Corporation Board of Directors understands that in some cases, this procedure may adversely affect the results obtained for the Corporation.

Notwithstanding any other provisions in this Section 5, the Corporation shall retain the right to direct the placement of all Fund transactions, and the Directors of the Corporation may establish policies or guidelines concerning Fund transactions, which shall be followed by the Adviser in placing transactions for the Fund.

6. Audit

The Corporation shall cause its books and accounts to be audited at least once each year by a reputable, independent public accountant or organization of public accountants who shall be selected and hired by the Audit Committee of the Corporation Board and shall render a report to the Corporation Board.

7. Non-Exclusivity

The services of the Adviser to the Corporation hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

Subject to and in accordance with the Articles of Incorporation of the Corporation and of the Certificate of Incorporation of the Adviser, respectively, it is understood that directors, officers, agents and stockholders of the Corporation are or may be interested in the Adviser (or any successor thereof) as directors, officers or stockholders, or otherwise, that directors, officers, agents and stockholders of the Adviser are or may be interested in the Corporation (or any such successor) as directors, officers, stockholders or otherwise, and that the effect of any such adverse interests shall be governed by said Articles of Incorporation and Certificate of Incorporation, respectively.

8. Amendment

This agreement may be amended by mutual consent of the parties only if such amendment is specifically approved (1) by a majority of the directors of the Corporation, including a majority of the directors of the Corporation who are not interested persons of the Corporation or the Adviser and, (2) if required by law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

9. License Agreement

The Corporation shall have the non-exclusive right to use the name "Bridgeway" to designate any current or future series of shares only so long as Bridgeway Capital Management, Inc. serves as investment manager or adviser to the Corporation with respect to such shares. The Corporation shall not use the name of the Adviser in any Prospectus, sales literature or other material relating to the Corporation in any manner not approved prior thereto by the Adviser; provided however, that the Adviser shall approve all use of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Corporation or the Fund in any material relating to the Adviser in any manner not approved prior thereto by the Corporation; provided, however, that the Corporation shall approve all uses of its name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC; and provided further that in no event shall such approval be unreasonably withheld.

10. Liability of the Adviser

Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, unless the Adviser agrees to assume the loss or liability for such losses.

11. Force Majeure

The Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppage, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

12. Effective Date; Termination; Assignment

This Agreement shall become effective October 31, 2003 and shall continue in effect for one year thereafter from year to year if its continuance after that date is specifically approved on or before that date and at least annually thereafter by the vote of a majority of the outstanding voting securities of the Fund, or by the Board of Directors of the Corporation, including a majority of the Directors of the Corporation who are not parties to the Agreement or interested persons of such parties, provided, however, that: (1) this Agreement may at any time be terminated without the payment of any penalty either by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser, (2) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (3) this Agreement may be terminated altogether by the Adviser on ninety days' written notice to the Corporation. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

13. Severability

If any provision of this Agreement shall be held or made invalid by any court of competent jurisdiction, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. Notices

Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the party entitled to receive such notice at the address that party may designate. Until further notice to the other party, it is agreed that the address of the Corporation and that of the Adviser shall be 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

15. Questions of Interpretation

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and interpretations thereof, if any, by the United States Courts or in the orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16. Dispute Resolution

         A. Direct Discussions. The Corporation and the Adviser shall attempt, in good faith, to resolve by direct discussions any disputes between them arising out of, relating to or in connection with this Agreement.

         B. Mediation. If direct discussions do not resolve the dispute, either party may initiate mediation within 30 days of termination of direct discussions. All disputes shall be submitted to mediation then to arbitration. Unless otherwise agreed, mediation proceedings shall be administered by the American Arbitration Association.

         C. Arbitration. If the parties fail to resolve the dispute through mediation within 60 days after commencement of mediation, then either party may submit the dispute for arbitration. Unless otherwise agreed, arbitration proceedings shall be administered by the American Arbitration Association. A demand for arbitration shall be filed with the American Arbitration Association within the applicable statute of limitations. All disputes submitted to arbitration shall be resolved pursuant to the procedures set forth in the Federal Arbitration Act.

                  The parties to this Agreement may agree on one arbitrator to hear their dispute, in which case the decision of the sole arbitrator shall decide the dispute. In the event that the parties cannot agree on one arbitrator, either party may elect to have the dispute heard by a three-arbitrator panel. If a three-arbitrator panel is selected by the Corporation, then it shall pay all fees and expenses of all three arbitrators. If the Adviser elects a three arbitrator panel: (1) the Adviser shall (prior to the hearing) deposit with the American Arbitration Association an amount equal to one-third of the total anticipated fees and expenses of the three arbitrators; and, (2) the Corporation shall pay the remaining fees and expenses of the arbitrators. If both parties elect a three-arbitrator panel then each will pay one-half of the resulting fees and expenses. In the case of a three-arbitrator panel, the dispute shall be decided on the decision of a majority of the panel.

                  The decision of the arbitrator(s) shall be final and binding and may be enforced in any court of competent jurisdiction. The arbitrator(s) shall apply recognized privileges and exemptions from discovery, such as the attorney-client, work-product and anticipation of litigation privileges. The arbitrator(s) shall have the authority to award any relief (including preliminary, temporary or permanent injunctive relief) which could be awarded by a state or federal court sitting in Texas. Upon request from any party seeking preliminary or temporary injunctive relief, the American Arbitration Association shall immediately appoint a single interim arbitrator to hear and rule on such request as quickly as possible. The arbitrator(s) shall be bound by the substantive law of the United States and the State of Texas.

                  To the extent permitted by law, (the foregoing not withstanding) the arbitrator(s) shall have the authority to award attorneys' fees and costs to the prevailing party. In addition, the arbitrator(s) shall have the discretion to allocate between the parties the fees and expenses of the American Arbitration Association and the fees and expenses of the arbitrator(s).

This dispute resolution clause shall in no way effect the right of either party to terminate this Agreement as set forth in paragraph 12 above.

17. Miscellaneous

Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the state of Texas. The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the day and year first above written.

                                        BRIDGEWAY FUNDS, INC.

                                             By: _______________________
                                                               President

                                        BRIDGEWAY CAPITAL MANAGEMENT, INC.

                                             By: _______________________
                                                               President

                                                                    ATTACHMENT 3

Fund: Aggressive Investors 1 Fund (the "Fund")
Fund Inception Date: 08/05/1994

General Provisions

The Fund's expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser a Base Advisory Fee computed daily and payable monthly at the following annual rate (the Base Advisory Fee Rate):

(1) 0.90% of the value of the Fund's average daily net assets during each year up to $250,000,000;

(2)      0.875% of the next $250,000,000 of such assets; and

(3)      0.85% of such assets over $500,000,000,

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2003, the relevant five-year period would be from Friday, December 30, 1997 through Friday, December 31, 2002.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period [0.70% divided by 15.00% = 4.67%].

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2002. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Calculation of Performance

The performance of the Index will be the five-year cumulative percentage increase (or decrease) in the capitalization weighted S & P 500 Index with dividends reinvested. The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period, (2) the value per share of Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date, and (3) the value per share of capital gains taxes, paid or accrued during the Performance Period, on undistributed realized capital gains, if any. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2003, through March 31, 2003, would be 0.90% (the Base Advisory Fee Rate) plus 0.30% (the Performance Adjustment Rate) equals 1.20% (the adjusted Advisory Fee Rate).

Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum expense limitation of 2.00% of the value of its average net assets. The Adviser will reimburse expenses, if necessary, to ensure the expense ratio of the Fund does not exceed 2.00% for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

                                                                    ATTACHMENT 4

Fund:   Ultra-Small Company Fund (the "Fund")
Fund Inception Date: 08/05/1994


General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the following annual rate:

(1) 0.90% of the value of the Fund's average daily net assets during such month up to $250,000,000;

(2)      0.875% of the next $250,000,000 of such assets; and

(3)      0.85% of such assets over $500,000,000,

However, during the period that the Ultra-Small Company Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum ratio of 1.49%.

For purposes of calculating the Advisory Fee each month, average daily net asset value shall be computed by adding the Fund's total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Application of the Advisory Fee Rate

As indicated above, the Fund's expenses (including the monthly Advisory Fee) will be accrued daily. However, expenses in excess of the maximum expense limitation assumed by the Adviser shall not be accrued for the purpose of computing the daily net asset value of a Fund share.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum expense limitation of 2.00% of the value of its average net assets. The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed 2.00% for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

                                                                    ATTACHMENT 5

Fund:   Ultra-Small  Company Market Fund (the "Fund")
Fund Inception Date: 07/31/1997

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.50% of the value of the Ultra-Small Company Market Fund's average daily net assets.

For purposes of calculating the Advisory Fee each month, average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum expense limitation of 0.75% of the value of its average net assets. The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed 0.75% for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

                                                                    ATTACHMENT 6

Fund:   Blue Chip 35 Index Fund (the "Fund")
Fund Inception Date: 07/31/1997

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.08% of the value of the Blue Chip 35 Index Fund.

For purposes of calculating the Advisory Fee each month, the Fund's net asset value shall be computed by adding its total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum expense limitation of 0.15% of the value of its average net assets. The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed 0.15% for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

                                                                    ATTACHMENT 7

Fund:   Micro-Cap Limited Fund (the "Fund")
Fund Inception Date: 06/30/1998

General Provisions

The Fund's expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the following annual rate:

(1) 0.9% of the value of the Fund's average daily net assets during such month up to $250,000,000;

(2)      0.875% of the next $250,000,000 of such assets; and

(3)      0.85% of such assets over $500,000,000,

However, during the period that the Micro-Cap Limited Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum ratio of 1.49%.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter "Index") and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 2.87% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 2.87% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 24.40% over the Performance Period [0.70% divided by 24.40% = 2.87%].

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2003. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 2.87% times the difference in returns, or 2.87% times (27.63% - 21.21%) = 0.18%.

The dollar amount of the performance adjustment is limited to the difference between the maximum Advisory Fee (average net assets time 1.60% and the Base Advisory Fee calculated according to the Management Agreement). For example, if the Fund is at the maximum performance adjustment of .70% and has average net assets of $35 million, the Base Advisory Fee would be $495,000 and the calculated performance adjustment of $245,000 ($35,000,000 * 0.70%) would be limited to $65,000 ($35,000,000 * 1.60% - $495,000).

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period, (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date, and (3) the value per share of capital gains taxes, paid or accrued during the Performance Period, on undistributed realized capital gains, if any. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2005, through March 31, 2005, would be 0.90% (the Base Advisory Fee Rate) plus 0.18% (the Performance Adjustment Rate) equals 1.08% (the adjusted Advisory Fee Rate).

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum expense limitation of 1.90% of the value of its average net assets. The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed 1.90% for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

                                                                    ATTACHMENT 8

Fund:   Aggressive Investors 2 Fund (the "Fund")
Fund Inception Date: 10/31/2001

General Provisions

The Fund's expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

         As compensation for its services rendered, the Fund will pay the Adviser a Base Advisory Fee computed daily and payable monthly at the following annual rate (the Base Advisory Fee Rate):

(1) 0.90% of the value of the Fund's average daily net assets during each month up to $250,000,000;

(2)      0.875% of the next $250,000,000 of such assets; and

(3)      0.85% of such assets over $500,000,000.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2008, the relevant five-year period would be from December 31, 2002 through December 31, 2007.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.7% to +0.7%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15.00% over the Performance Period [0.70% divided by 15.00% = 4.76%].

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2007. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

                  (a) From inception through September 30, 2002, the Performance Adjustment Rate was inoperative. The Advisory Fee payable was the Base Advisory Fee only.

                  (b) From September 30, 2002 through September 30, 2006, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The performance of the Index will be the five-year percentage increase (or decrease) in the capitalization weighted S & P 500 Index with dividends reinvested. The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period, (2) the value per share of the Fund's distributions from income or capital gains (long- or short-term), having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date, and (3) the value per share of capital gains taxes, paid or accrued, during the Performance Period, on undistributed realized capital gains, if any. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2003, through March 31, 2003, would be 0.90% (the Base Advisory Fee Rate) plus 0.30% (the Performance Adjustment Rate) equals 1.20% (the adjusted Advisory Fee Rate).

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum expense limitation of 1.90% of the value of its average net assets. The Adviser will reimburse expenses, if necessary, to ensure the expense ratio of the Fund does not exceed 1.90% for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

                                                                    ATTACHMENT 9

Fund: Balanced Fund (the "Fund")
Fund Inception Date: 06/30/2001

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.60%.

For purposes of calculating the Advisory Fee each month, the Fund's net asset value shall be computed by adding its total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum expense limitation of 0.94% of the value of its average net assets. The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed 0.94% for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

                              Bridgeway Funds, Inc.

       THIS PROXY CARD IS FOR ALL SHAREHOLDERS EXCEPT THOSE IN THE ULTRA-
                     SMALL COMPANY FUND AND BALANCED FUNDS

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Bridgeway Funds, Inc. (the "Corporation") hereby constitutes and appoints Mr. Miles D. Harper III and Ms. Joanna Barnhill, and each of them, singly, to act as Proxies and Attorneys of the undersigned, with full power of substitution to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders ("Meeting") to be held on Wednesday, September 24, 2003 at 10:00 a.m. and at any and all adjournments thereof. Such appointment relates to the shares of Common Stock of the Corporation held by the undersigned or in respect of which the undersigned would be entitled to vote or act with all powers the undersigned would possess if personally present. All Proxies previously given by the undersigned in respect of said meeting will be revoked by a subsequent Proxy with a later date or by his/her attending and voting in the meeting.

Specify your vote on each proposal by checking the appropriate space. The Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3, 4, 5, 6, 7, AND 8.

The persons named Proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matter which may properly come before the meeting.

                                                                                     For    Against    Abstain
Proposal 1.   To elect five Directors to the Corporation Board of Directors.         [ ]      [ ]        [ ]
              They are: Kirbyjon Caldwell, Miles Douglas Harper, III, Karen S.
              Gerstner, John N.R. Montgomery, Michael D. Mulcahy

              IF YOU SHOULD CHOOSE TO WITHHOLD AUTHORITY ON ANY INDIVIDUAL PLEASE
              INDICATE BY MARKING THROUGH THE NAME ABOVE.

Proposal 2.   To ratify the selection of independent auditors of the Corporation.    [ ]      [ ]        [ ]

Proposal 3.   To approve a change in investment restrictions to permit the           [ ]      [ ]        [ ]
              lending of cash between the Corporation's Funds once it is permitted by the Securities Exchange Commission (the "SEC").

Proposal 4.   To approve a change in investment restrictions to permit the           [ ]      [ ]        [ ]
              Corporation's Funds to pursue investments in individual stock options and futures.

Proposal 5.   To ratify the Board's decision to offer additional classes of          [ ]      [ ]        [ ]
              shares of the Corporation's Funds at a future date.

Proposal 6.   To approve a modification to the existing 12b-1 plan to include a      [ ]      [ ]        [ ]
              provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25% to shareholders of these future classes.
              (Does not increase fees for current shareholders in current funds).

Proposal 7.   To approve the Management Agreement, as revised, between the           [ ]      [ ]        [ ]
              Adviser and the Corporation

Proposal 8.   To consider and act upon such other business as may properly come      [ ]      [ ]        [ ]
              before the Meeting or before any adjournment thereof.

The signature(s) on this Proxy should correspond exactly to the shareholder(s) name (s) as shown hereon. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee, or Guardian should give their full title.

                                                            Dated:        , 2003
--------------------------------   ----------------------         --------
 Signature(s) of Shareholder(s)     Title, if applicable


                                                            Dated:        , 2003
--------------------------------   ----------------------         --------
 Signature(s) of Shareholder(s)     Title, if applicable


PLEASE MARK BOXES IN BLUE OR BLACK INK. Sign, date, and return this Proxy promptly using the enclosed prepaid envelope. Alternatively, you can vote your shares at www.xxxxxxx.com or by calling 800-661-3550, extension 8212 or by faxing your Proxy to the Secretary of the Corporation at 713-807-8071.

                              Bridgeway Funds, Inc

    THIS PROXY CARD IS FOR SHAREHOLDERS OF THE ULTRA-SMALL COMPANY FUND ONLY.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Bridgeway Funds, Inc. (the "Corporation") hereby constitutes and appoints Mr. Miles D. Harper III and Ms. Joanna Barnhill, and each of them, singly, to act as Proxies and Attorneys of the undersigned, with full power of substitution to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders ("Meeting") to be held on Wednesday, September 24, 2003 at 10:00 a.m. and at any and all adjournments thereof. Such appointment relates to the shares of Common Stock of the Corporation held by the undersigned or in respect of which the undersigned would be entitled to vote or act with all powers the undersigned would possess if personally present. All Proxies previously given by the undersigned in respect of said meeting will be revoked by a subsequent Proxy with a later date or by his/her attending and voting in the meeting.

Specify your vote on each proposal by checking the appropriate space. The Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8 AND 9.

The persons named Proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matter which may properly come before the meeting.

                                                                                     For    Against    Abstain
Proposal 1.   To elect five Directors to the Corporation Board of Directors.         [ ]      [ ]        [ ]
              They are: Kirbyjon Caldwell, Miles Douglas Harper, III, Karen S.
              Gerstner, John N.R. Montgomery, Michael D. Mulcahy

              IF YOU SHOULD CHOOSE TO WITHHOLD AUTHORITY ON ANY INDIVIDUAL PLEASE
              INDICATE BY MARKING THROUGH THE NAME ABOVE.

Proposal 2.   To ratify the selection of independent auditors of the Corporation.    [ ]      [ ]        [ ]

Proposal 3.   To approve a change in investment restrictions to permit the           [ ]      [ ]        [ ]
              lending of cash between the Corporation's Funds once it is permitted by the Securities Exchange Commission (the "SEC").

Proposal 4.   To approve a change in investment restrictions to permit the           [ ]      [ ]        [ ]
              Corporation's Funds to pursue investments in individual stock options and futures.

Proposal 5.   To ratify the Board's decision to offer additional classes of          [ ]      [ ]        [ ]
              shares of the Corporation's Funds at a future date.

Proposal 6.   To approve a modification to the existing 12b-1 plan to include a      [ ]      [ ]        [ ]
              provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25% to shareholders of these future classes.
              (Does not increase fees for current shareholders in current funds).

Proposal 7.   To approve the Management Agreement, as revised, between the           [ ]      [ ]        [ ]
              Adviser and the Corporation

Proposal 8.   To consider and act upon such other business as may properly come      [ ]      [ ]        [ ]
              before the Meeting or before any adjournment thereof.

Proposal 9.   To approve a change in the investment restrictions to permit the       [ ]      [ ]        [ ]
              Corporation to lend the securities of the Ultra-Small Company Fund to third parties as permitted by the SEC

The signature(s) on this Proxy should correspond exactly to the shareholder(s) name (s) as shown hereon. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee, or Guardian should give their full title.

                                                            Dated:        , 2003
--------------------------------   ----------------------         --------
 Signature(s) of Shareholder(s)     Title, if applicable

                                                            Dated:        , 2003
--------------------------------   ----------------------         --------
 Signature(s) of Shareholder(s)     Title, if applicable



PLEASE MARK BOXES IN BLUE OR BLACK INK. Sign, date, and return this Proxy promptly using the enclosed prepaid envelope. Alternatively, you can vote your shares at www.xxxxxxx.com or by calling 800-661-3550, extension 8212 or by faxing your Proxy to the Secretary of the Corporation at 713-807-8071.

                              Bridgeway Funds, Inc.

         THIS PROXY CARD IS FOR SHAREHOLDERS OF THE BALANCED FUND ONLY.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Bridgeway Funds, Inc. (the "Corporation") hereby constitutes and appoints Mr. Miles D. Harper III and Ms. Joanna Barnhill, and each of them, singly, to act as Proxies and Attorneys of the undersigned, with full power of substitution to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders ("Meeting") to be held on Wednesday, September 24, 2003 at 10:00 a.m. and at any and all adjournments thereof. Such appointment relates to the shares of Common Stock of the Corporation held by the undersigned or in respect of which the undersigned would be entitled to vote or act with all powers the undersigned would possess if personally present. All Proxies previously given by the undersigned in respect of said meeting will be revoked by a subsequent Proxy with a later date or by his/her attending and voting in the meeting.

Specify your vote on each proposal by checking the appropriate space. The Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8 AND 10. NOTE: THERE IS NO PROPOSAL 9 AS THIS PERTAINS TO A THE ULTRA-SMALL COMPANY FUND OF BRIDGEWAY FUNDS ONLY.

The persons named Proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matter which may properly come before the meeting.

                                                                                     For    Against    Abstain
Proposal 1.   To elect five Directors to the Corporation Board of Directors.         [ ]      [ ]        [ ]
              They are: Kirbyjon Caldwell, Miles Douglas Harper, III, Karen S.
              Gerstner, John N.R. Montgomery, Michael D. Mulcahy

              IF YOU SHOULD CHOOSE TO WITHHOLD AUTHORITY ON ANY INDIVIDUAL PLEASE
              INDICATE BY MARKING THROUGH THE NAME ABOVE.

Proposal 2.   To ratify the selection of independent auditors of the Corporation.    [ ]      [ ]        [ ]

Proposal 3.   To approve a change in investment restrictions to permit the           [ ]      [ ]        [ ]
              lending of cash between the Corporation's Funds once it is permitted by the Securities Exchange Commission (the "SEC").

Proposal 4.   To approve a change in investment restrictions to permit the           [ ]      [ ]        [ ]
              Corporation's Funds to pursue investments in individual stock options and futures.

Proposal 5.   To ratify the Board's decision to offer additional classes of          [ ]      [ ]        [ ]
              shares of the Corporation's Funds at a future date.

Proposal 6.   To approve a modification to the existing 12b-1 plan to include a      [ ]      [ ]        [ ]
              provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25% to shareholders of these future classes.
              (Does not increase fees for current shareholders in current funds).

Proposal 7.   To approve the Management Agreement, as revised, between the           [ ]      [ ]        [ ]
              Adviser and the Corporation

Proposal 8.   To consider and act upon such other business as may properly come      [ ]      [ ]        [ ]
              before the Meeting or before any adjournment thereof.

Proposal 10.  To approve an increase in the limit of short sells of securities       [ ]      [ ]        [ ]
              from 20% to 35% of total assets under management for the Balanced
              Fund.

The signature(s) on this Proxy should correspond exactly to the shareholder(s) name (s) as shown hereon. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee, or Guardian should give their full title.

                                                            Dated:        , 2003
--------------------------------   ----------------------         --------
 Signature(s) of Shareholder(s)     Title, if applicable

                                                            Dated:        , 2003
--------------------------------   ----------------------         --------
 Signature(s) of Shareholder(s)     Title, if applicable



PLEASE MARK BOXES IN BLUE OR BLACK INK. Sign, date, and return this Proxy promptly using the enclosed prepaid envelope. Alternatively, you can vote your shares at www.xxxxxxx.com or by calling 800-661-3550, extension 8212 or by faxing your Proxy to the Secretary of the Corporation at 713-807-8071.